UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1:  Report to Shareholders

SOURCE CAPITAL, INC.

2016

ANNUAL REPORT

for the year ended December 31

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance

Equity markets continued to move higher in the fourth quarter after overcoming the initial misgivings surrounding the results of the U.S. presidential election. In the fourth quarter of 2016, the net asset value (NAV) per share of Source Capital (or the "Fund") increased 3.29%, including the reinvestment of the distributions paid during the period. These changes compare with a 3.82% return for the S&P 500 Index, a -2.98% return for the Barclays U.S. Aggregate Bond Index and a 1.10% return for the 60/40 blended S&P 500/ Barclays U.S. Aggregate benchmark.

For the full 2016 year, the Fund increased 9.05% on an NAV basis including the reinvestment of the distributions paid during the period. These changes compare to an 11.96% return for the S&P 500 index, a 2.65% return for the Barclays U.S. Aggregate Bond Index, and an 8.31% increase for the 60/40 blended S&P 500/ Barclays U.S. Aggregate benchmark during the same period.

Open Market Repurchases

Investors in open-end mutual funds are able to transact at NAV. An open-end fund issues shares for every purchase and redeems shares for each sale at the market value of net assets. In this way, a buyer's or seller's order on any day is executed at the price determined by the fund's underlying NAV.

A closed-end fund, on the other hand, has a fixed number of shares, which are transacted on a stock exchange. Buyers and sellers meet in the marketplace to determine a price that usually results in the transaction occurring above or below NAV. A closed-end fund, therefore, can trade at varying discounts or premiums based on factors other than the market value of its net assets, such as future return expectations or emotion.

If a discount or premium remains constant over a shareholder's ownership period, then fund return will equal investor return. For example, if a closed-end fund trades at $9, a 10% discount to a $10 NAV and trades in perpetuity at a 10% discount, then a buyer today will simply receive the fund's compounded annual return. However, if the discount were to widen just prior to the disposition of shares, then that holder would receive a lower rate of return. On the other hand, if the fund trades at a premium to NAV upon sale, then the holder would receive a rate of return in excess of what the underlying assets returned.

Source Capital is a closed-end fund that has traded at both a premium and a discount. As value investors who prefer managers that practice good corporate governance, we demand the same of ourselves. Therefore, if the shares of Source Capital trade at a discount to NAV that is in excess of 10%, Source Capital may make open market repurchases on its Common Stock.1 We view less than 10% as not much more than trading noise. We believe those shares purchased at a discount will accrete to the benefit of all remaining shareholders and, assuming a constant discount, could allow for a return in excess of what might otherwise have been achieved had there not been any share repurchases.

We provide the following simple analysis to help demonstrate the impact share repurchases can have on performance over a long period of time. For this example we assume that a fund, Fund XYZ, is trading at a 12.5% discount to its NAV and hypothetically returned 5% annually over the next 10 years. We demonstrate in the following table what Fund XYZ's returns might be if no shares were repurchased versus repurchasing 2% of the outstanding shares annually or 4% of the outstanding shares annually.2

Example: 10-year CAGR = 5.00%
Scenario A	10-year return assuming no share repurchase	5.00%
Scenario B	10-year return assuming repurchasing 2% annually at 12.5% discount to NAV	5.30%
Scenario C	10-year return assuming repurchasing 4% annually at 12.5% discount to NAV	5.70%

The example above is included for the sole purpose of illustrating the concept of share repurchases and is not intended, nor should it be construed, as a representation, projection, or prediction of the Fund's performance results.

For Source Capital, we repurchased 14,849 shares in the fourth quarter of 2016 at an average discount of 12.7%. While the number of shares purchased was modest, it was accretive to shareholders by adding $0.01 per share to the Fund's NAV and 0.02% to the Fund's

1  Any such repurchases would be subject to various factors, including limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and FPA's ability to raise cash to repurchase shares of the Fund's common stock in a tax-efficient manner. There is no assurance that the Fund will purchase shares at any specific discount level or in any specific amounts.

2  Since the CAGR is in excess of the amount of shares repurchased in both Scenarios B and C, there would be not be the dilutive impact of a higher expense ratio, all else equal.

SOURCE CAPITAL, INC.

NAV return for the year. While such action increases net asset value per share, it does reduce the size of the Fund. We accept that reduction in assets managed in the spirit of thoughtfully creating value for shareholders—a position that often feels contrary to typical industry practice. Our longer-term shareholders would be the beneficiaries. Hopefully, such value-inducing actions will cause the Fund to trade at a narrower discount than it might otherwise.

Lower fund assets do cause fixed and variable costs to deleverage.3 However, as it stands today and assuming the example above, share repurchases would still be accretive to shareholders.

We believe Source Capital should deliver good risk-adjusted returns over time and if our shareholder friendly actions are well-received, then perhaps the Fund will trade at a lower average discount than it otherwise would. On the other hand, all else being equal, a larger discount allows us to repurchase at a more attractive valuation and would therefore provide greater accretion.

Portfolio

Our exposure to financial firms benefited 2016's performance as exhibited in the tables below.4 All but one of the winners were financials in Q4 and full-year periods, the opposite of what we saw in Q1. The losers lacked any particular theme.

Performance Contribution

Winners	Contribution	Losers	Contribution
Q4 2016
Bank of America Corp.	1.21%	Arconic Inc.	-0.33%
Citigroup Inc.	1.00%	Alcoa Inc.	-0.21%
American International Group Inc.	0.43%	Thermo Fisher Scientific Inc.	-0.18%
American Express Company	0.37%	Cisco Systems Inc.	-0.13%
United Technologies Corp.	0.35%	Groupe Bruxelles Lambert SA	-0.10%
	3.36%		-0.95%
Full-year 2016
Bank of America	1.46%	Arconic Inc.	-0.34%
Citigroup Inc.	1.11%	ScanSource Inc.	-0.06%
Aon PLC	0.71%	GNR Series 2012-114 CL IO Due 1/16/2053	-0.02%
American International Group Inc.	0.68%	Unilever NV-CVA	-0.02%
United Technologies Corp.	0.65%	Walgreens Boots Alliance Inc.	-0.02%
	4.61%		-0.46%

As shown in the tables above, the Fund's performance for the year was mostly driven by the equity portion of the portfolio and our equity book was led by our overweight to financials. The tale of our fluctuating financial exposure is emblematic of our approach to investing: buy good businesses when others don't want to own them and avoid them when they're popular. Owning the unloved can be trying at times as these companies may be suffering from general economic weakness, industry malaise or internal missteps. Since we lack any ability to discern the bottom in a company's earnings or stock price, our initial purchases are generally early. That can be uncomfortable for the holder—or worse, the holder of the holder, like shareholders of a fund, for example. The more removed one is from primary research, the less comfort understandably exists in observing a manager maintain a position while it's declining in price. Worse, if in that instance the manager were to increase its stake, a fund investor's discomfort may compound. We don't let our judgment become unduly influenced by stock price, preferring to focus instead on fundamentals.

We generally lack the foresight to build an entire position once a bottom has been reached in a sector or asset class for that matter. As a result, we regularly endure periods of underperformance while waiting for our thesis to play out but our buying program generally continues as long as our opinion remains constant.

We established our positions in financials when we assumed management of the Fund in December 2015. As prices declined in early 2016, we bought more. Our investment in financials contributed to Source Capital's performance lagging its exposure for a period of time. We had plenty of phone calls from shareholders questioning the wisdom of the investment. Those calls reached a crescendo in Q1 2016 when 4 of the 5 losers in the period were the same financials that round out the winners list in Q4. No surprise that Q1 was a bottom for the sector (and the market). Since we are closer to the investments than our shareholders, we can appreciate their discomfort. And yet discomfort is a kind of petri dish that cultures opportunity. Anxiety creates selling pressure and lower prices, which allows us to invest with a margin of safety.5 The comfort of going it alone is, for us, preferable to that of running with the crowd.

3  E.g., management fee and fund operating expenses.

4  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter and year. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented.

5  Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

SOURCE CAPITAL, INC.

In periods of such solitude, we hope we succeed in providing you a modicum of reassurance as we tried to do when we articulated our rationale for financials in our Q2 2016 commentary.

Buying at a discount to a business's intrinsic value (as we did with the banks) offers downside protection but that doesn't mean we'll always make money. We can justify an investment if the upside case is much higher than the downside. Sometimes, though, the downside case materializes and we take a loss. We wouldn't characterize that as a mistake (though we can point to our share of blunders). Our long-formed habit of leaning into the wind will continue and Source Capital's performance will disconnect from its benchmarks at times as a result.

What happens over short time frames should be entirely irrelevant. We instead maintain our focus on the longer-term goal of achieving equity rates of return with less risk than the market and avoiding permanent impairment of capital. We appreciate that investment risk, like beauty, is in the eye of the beholder. We define it as losing money. For others, volatility, the institutionally accepted definition of risk, may be more appropriate. If we have $1,000 today and it drops to $750 next year, but then is worth $2,000 five years from now, we've compounded our capital at almost 15%. If, on the other hand, the 25% drop to $750 causes someone to sell, then they've unfortunately let price rather than value be their guide.

If volatility is your definition of risk, then we'd recommend not investing in stocks as there will invariably be a point in time that the markets will conspire against you and, in a meaningful correction, take prices down 20% or 30%...or more. We endeavor to create a portfolio that shouldn't bear the worst of such a downdraft. Market moves of smaller magnitudes, say 5%-10% up or down, are nothing more than noise. Source Capital will do better or worse in these smaller moves over shorter time frames, consistent with its non-index hugging history.

Although there really isn't much wind to lean into at the moment, healthcare has underperformed, with the S&P Healthcare Index being one of the few sectors to decline last year.

As you should have come to expect, we've spent a fair amount of time recently looking at various companies across the different subsectors (e.g., pharma, distributors, hospitals, medical equipment, insurance, etc.). Though the portfolio had negligible exposure to the healthcare industry at large over the past year, we are familiar with many of the participants. Thus far we have made a few purchases but they've been small and we'd prefer not to discuss them further at this time. However, the activity is yet another illustration of how the Fund opportunistically allocates capital across industries.

We're always on the hunt for those businesses that other investors have placed in the penalty box. We are finding that today, though, there are numerous companies that we'd expect to be unloved or underappreciated but aren't. We'd love to be more invested. The reason that we aren't more so invested is that stocks aren't generally cheap—as we've regularly discussed these past few years. The reason half the book wasn't in financials is that Source Capital doesn't seek to take such risks that are disproportionate to being able to achieve our risk-adjusted return objective. The reason that we haven't found more to do is a function of price, not diligence.

Take Deere, for example. A superior company long known for its wide range of high-quality agricultural equipment and leading U.S. market share, Deere has nevertheless not been immune to weaker farm economics. The U.S. has been challenged. Brazil has been

SOURCE CAPITAL, INC.

horrible. What Deere hoped to accomplish in Eastern Europe changed when Putin's troops marched into Crimea. Success in the low horsepower Indian market has been slow coming. Deere's sales worldwide have declined almost 30% from their 2013 peak while earnings per share have plunged almost 50%. A chart of its stock price and earnings per share suggests something entirely different however. Its stock has hit a new, all-time high while earnings are back at 2010 levels. Where's the margin of safety in the purchase of shares now trading at 21.8x trailing twelve month earnings?5 Deere's mid-cycle earnings should be higher, which would make the normalized valuation not quite as dear but we miss when such companies would trade as if the bad times would last forever. We aren't picking on Deere. There's lots of stuff that crosses our desks that hasn't made much sense.

For a spell, the stock prices of some companies will defy logic but that won't last forever. Eventually, fundamentals prevail. In the interim, stock prices can trade anywhere. We hope to populate the Fund with those quality companies whose current earnings fail to appropriately reflect longer-term prospects. Sadly, we're finding a lot of Deeres out there.

Just because the market isn't rife with opportunity doesn't mean that stocks can't go higher. Some investors feel the need to "keep up", which can lead to certain sacrifices like rationalizing a lower business quality, accepting a weaker balance sheet, tolerating weak management with poor corporate governance or justifying a more expensive valuation. We won't, at least not intentionally. Despite the natural tension between doing something versus doing nothing at all, we will remain the same principled investors that we have been throughout our multi-decade careers. We won't likely capture all of the upside in rising markets but we do hope to avoid all of the downside in declining ones.

Economy/Markets

The general consensus appears to be that President-elect Trump will revive the animal spirits that will lift our economy and our stock market. His proposed lower corporate tax rates would make a pricey market less so. U.S. companies might also be able to repatriate foreign-domiciled cash at a low tax rate. There is an expectation that the additional cash from tax savings will be recycled back through the U.S. economy through higher or special dividends, share repurchases, capital investment and/or acquisitions.6

Moreover, there's talk of as much as a $1 trillion infrastructure spending program for the necessary rebuilding of U.S. roads, bridges, ports and other projects. All of these measures should be a stimulus but we don't know what the long-term effect will be on the already near $20 trillion in national debt.

5  Bloomberg. Price as of January 5, 2017.

6  World Bank and Goldman Sachs. Market capitalization of U.S. listed companies ~$25 trillion (World Bank). $1 trillion of cash held overseas. If $300 billion repatriated at 10% tax rate, then $270 billion would be available for share buybacks, dividends, acquisitions, and capital investment. $270 billion / $25 trillion = 1.1%.

SOURCE CAPITAL, INC.

On the other side of the ledger as a risk to the U.S. economy, Trump has spoken aggressively about protecting U.S. jobs. Subsequent action could start a trade war. We don't want to see the decades-long path to globalization reversed. Higher trade tariffs and barriers will lessen global trade and increase import prices and potentially increase domestic production costs due to diminishing economies of scale.

As former U.S. Treasury Secretary Lawrence Summers points out, "This is probably the largest transition ideologically and in terms of substantive policy that we've seen in the U.S. in the last three quarters of a century."7

We have no idea what comes next but we do know that the largest engine of our economy—the consumer—isn't firing on all cylinders and some broader trends are concerning: The mortgage refinance boom has ended thanks to rising interest rates, housing affordability has declined to an eight-year low, the growth rate of per-capita discretionary income has been slashed by more than half in two years, and gasoline prices have risen 27% since their February lows and appear headed higher.8 Although the case today, this could always be temporary.

We build a potentially treacherous environment into our models in the downside scenarios for our individual investments. Most things have a price at which we'd be buyers. Today, however, asset prices have had tremendous support globally from the indiscriminate buyer, the likes of which we have never seen, thanks to both quasi-government action and the trend towards passive investing. We lump central banks into the government category because we find it hard to find the distinction that divides the world's central bankers from the elected officials who appoint them.

The general attitude seems to be to flood economies with so much money that they have to get moving again. So far, the only things really moving are asset prices and generally in one direction: up. Price distortions can't help but develop as a result.

The Bank of Japan (BOJ) was the biggest buyer of Japanese ETFs in 2016 for the second consecutive year, more than offsetting shares sold by foreign investors.9

The European Central Bank (ECB) has been aggressively buying corporate bonds since mid-year 2016. As of December 31, 2016, the ECB held about €51 billion of corporates, which equates to 7%-8% of an estimated €600-€700 billion eligible market. JP Morgan estimates that this could rise to more than 20% by year-end 2017.10

Our own U.S. Federal Reserve's balance sheet has almost quintupled since 2009, using its expanded capacity to now own $2.5 trillion worth of U.S. Treasury securities and $1.7 trillion of mortgage-backed securities.11

Low interest rates, the printing of money and artificial buying support have created pricing distortions. Deere might be one of example but not anywhere near the most egregious. Consider that Henkel and Sanofi became the first public companies to sell new Euro bonds to investors for more than buyers will receive in return. Henkel found lenders willing to pay them 0.05% for a bond with a 2-year maturity. Sanofi did Henkel one better, also borrowing at -0.05% but for 3.5 years. When compared to the 2-year German Bund that had bondholders paying the German government 0.67%, both of these corporate issues seemed favorable at the time.12

As the U.S. stock market continues to perform well, more dollars continue to flow into passive funds such as ETFs and index funds. Buy programs are initiated to put these incremental dollars to work, ultimately influencing thousands of stock prices without regard to relative value of the underlying businesses.

A good example of this was the reaction of bank stocks immediately following the presidential election. Bank stocks deserved to rise, all else equal, given the likelihood of less restrictive governmental regulation and the benefits of rising interest rates for those institutions with asset-sensitive balance sheets. However, little distinction seemed to be made between those banks that would be helped by rising rates and those that would be hurt. The latter includes banks whose liabilities reprice faster than their assets and those with larger mortgage origination businesses that saw their stock prices rise in line with their more advantaged brethren.

We don't suggest that passive management is bad and that active management is good. They can both be effective tools, if used wisely. It's hard to argue with passive investing's lower fees, tax efficiency and market-matching performance. Passive investing however, is only as good as an investor's ability to buy and hold those funds in periods of volatility. Excessive shareholder turnover could cause a typical investor to underperform the benchmark. To the detriment of long-term returns, most investors have shown a greater propensity to sell into a bear market and then not return until the market has rebounded to levels above where they initially sold. In our view, these investors exchange the higher fees of actively-managed funds for an illusory peace of mind associated with passive investing.

7  Bloomberg television: "Bloomberg Surveillance," Tom Keene. January 3, 2017.

8  Housing affordability data from ATTOM Data Solutions. The affordability index is based on the percentage of average wages needed to make monthly house payments on a median-priced home with a 30-year fixed rate and a 3 percent down payment.

9  Nikkei Asian Review. December 25, 2016.

10  JP Morgan. European Credit Outlook & Strategy 2017: Frankfurt Syndrome. November 17, 2016. Doctor, et al.

11  St. Louis Fed (https://fred.stlouisfed.org/series/WALCL).

12  The first euro corporate bond was state-owned German rail company Deutsche Bahn, priced to yield -0.006%.

SOURCE CAPITAL, INC.

Many active managers offer little by way of differentiation, structuring portfolios that all too often mimic an index but at a higher fee. Such "closet" index funds are silly. Others, however, offer real differentiation both in terms of portfolio composition and downside protection. Source Capital, for example, benefits from its unusual breadth, investing in different regions and asset classes and exhibiting a willingness to sit on the sidelines while waiting for better opportunities (hopefully to the benefit of our investors even if it might prove to the detriment of our business). We can act quickly when we find something attractive, which is particularly important when there's only a narrow window of time in which to take advantage of the opportunity. Our team's flexibility to invest in stocks and/or bonds, whether they be domestic or international, can translate into something differentiated—attractive risk-adjusted returns over full market cycles. As managers, we are definitely out of the proverbial closet. That makes it challenging to use just one index as a benchmark, which is why we offer two: a domestic stock index and a balanced benchmark.

Passive U.S. equity assets now total $5 trillion (up from $4 trillion at the end of 2015) and represent approximately 20% of U.S. market capitalization. Their market share will likely continue to increase as long as the stock market rise continues unabated. There is some natural limit to passive investing's penetration as without any research and indiscriminate buying there is no price discovery, fewer dollars available for IPOs and secondary offerings, and less of an ability to hold managements accountable. That, therefore, puts some theoretical upper threshold on passive share yet it could still be far larger than it is today.

Similarly, the influence of central banks is not infinite. Their balance sheets are already larger than they've ever been and there are only so many assets that can be purchased. For that, all they've been able to exhibit thus far is some control over the pricing of risk assets (and derivatively the financial system).

Closing

We like to ski when there's soft snow covering the slopes. When ski conditions are poor, you're more likely to get hurt. Investing is no different. Money can be made when the market is rising just like one can conceivably get down a mountain of icy slopes without breaking a bone but taking that risk is open to question. Give us some powder in the form of good valuations and you'll see us put some capital to work.

Low and negative interest rates amongst the aforementioned artificial forces have pulled forward spending, benefiting today's economy at the expense of tomorrow's. We suspect that will cause some market disruption...one day. That fallout could be toxic but should create the kinds of opportunities we seek but we need to be careful what we wish for too.

Investing other people's money is a great responsibility and is based on trust. We're not going to deliver market rates of return with less risk over time by investing the same as the market, which means that our returns when compared to the market will differ wildly at times—for better or worse. Here's to being different.

Respectfully submitted,

Source Capital Portfolio Management Team

January 25, 2017

SOURCE CAPITAL, INC.

Important Disclosures

On December 1, 2015, a new portfolio management team assumed management of the Fund and the Fund transitioned to a balanced strategy. Performance prior to December 1, 2015 reflects the performance of the prior portfolio manager and investment strategy and is not indicative of performance for any subsequent periods.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may vary from the performance quoted. The Fund is managed according to its investment strategy which may differ significantly in terms of security holdings, industry weightings, and asset allocation from those of the benchmark(s). Overall Fund performance, characteristics and volatility may differ from the benchmark(s) shown.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund or the portfolio managers. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Please visit our website, www.sourcecapitalinc.com, for a complete list of portfolio holdings.

Investing in closed-end funds involves risk, including loss of principal. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. In addition, there is no guarantee the Fund's investment objectives will be achieved. You should consider the Fund's investment objectives, risks, and charges and expenses carefully before you invest.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. It is important to remember that there are risks inherent in any investment and there is no assurance that any investment or asset class will provide positive performance over time.

Non-U.S. investing presents additional risks, such as the potential for adverse political, currency, economic, social or regulatory developments in a country, including lack of liquidity, excessive taxation, and differing legal and accounting standards. Non-U.S. securities, including American Depository Receipts (ADRs) and other depository receipts, are also subject to interest rate and currency exchange rate risks.

The return of principal in a fund that invests in fixed income securities is not guaranteed. The Fund's investments in fixed income securities have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

When interest rates go up, the value of fixed income securities, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principle due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults, the security may lose some or all its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default. The Fund may experience increased costs, losses and delays in liquidating underlying securities should the seller of a repurchase agreement declare bankruptcy or default.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Index Definitions

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

Barclays Aggregate Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1-year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

60% S&P 500/40% Barclays Aggregate Index is a hypothetical combination of unmanaged indices comprised of 60% S&P 500 Index and 40% Barclays Aggregate Index, representing the Fund's neutral mix of 60% stocks and 40% bonds.

Indices are unmanaged, do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. Investors cannot invest directly in an index.

You can obtain additional information by visiting the website at www.sourcecapitalinc.com, by email at crm@fpafunds.com, toll free by calling 1-800-279-1241 (option 1), or by contacting the Fund in writing.

SOURCE CAPITAL, INC.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2016

Common Stocks		57.0%
Infrastructure Software	7.7%
Diversified Banks	7.7%
Aircraft & Parts	6.4%
P&C Insurance	4.3%
Internet Media	4.2%
Insurance Brokers	3.6%
Semiconductor Devices	2.8%
Communications Equipment	2.8%
Electrical Components	2.7%
Consumer Finance	2.6%
Advertising & Marketing	1.8%
Investment Companies	1.7%
Electrical Power Equipment	1.6%
Base Metals	1.6%
Other Common Stocks	1.4%
Integrated Oils	1.3%
Life Science Equipment	1.3%
Food & Drug Stores	0.6%
Household Products	0.6%
Exploration & Production	0.3%
Bonds & Debentures		36.7%
Asset-Backed Securities	21.3%
Residential Mortgage-Backed Securities	6.3%
Commercial Mortgage-Backed Securities	6.0%
U.S. Treasuries	1.4%
Corporate Bank Debt	0.9%
Corporate Bonds & Notes	0.7%
Municipals	0.1%
Short-Term Investments		6.7%
Other Assets and Liabilities, Net		(0.4)%
Net Assets		100.0%

See notes to financial statements.

SOURCE CAPITAL, INC.
FEDERAL INCOME TAX INFORMATION

Calendar 2016

Cash Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
02/19/2016	03/15/2016	$0.41	$0.1879	$0.2221
02/19/2016*	03/15/2016	33.65	0.0000	33.6500
05/20/2016	06/15/2016	0.41	0.1879	0.2221
08/26/2016	09/15/2016	0.41	0.1879	0.2221
11/25/2016	12/15/2016	0.35	0.1604	0.1896
TOTAL		$35.23	$0.7241	$34.5059

*  On February 8, 2016, the Board of Directors declared a special long-term capital gain distribution in the amount of $33.65 per share. This amount was payable on March 15, 2016 to shareholders of record on February 19, 2016. The transition of the portfolio that commenced on December 1, 2015 resulted in the realization of significant capital gains. The amounts paid on March 15, 2016 substantially complete distributions related to the transition of the portfolio.

The amounts in column (1) are to be included as dividend income on your tax return and 100% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2016 tax returns. For corporate shareholders, 42.76% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2016. Therefore, Common shareholders will not receive a Form 2439 for 2016.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2016 none of the distributions paid were reinvested at a discount from the market price.

State Tax Information:

1.96% of the amounts reported in column (1) were derived from U.S. Treasury Securities.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2016

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 7.7%
Microsoft Corporation	170,590	$10,600,463
Oracle Corporation	434,720	16,714,984
		$27,315,447
DIVERSIFIED BANKS — 7.7%
Bank of America Corporation	586,830	$12,968,943
Citigroup, Inc.	240,330	14,282,812
		$27,251,755
AIRCRAFT & PARTS — 6.4%
Arconic, Inc.	411,206	$7,623,759
United Technologies Corporation	137,280	15,048,634
		$22,672,393
P&C INSURANCE — 4.3%
American International Group, Inc.	234,100	$15,289,071
INTERNET MEDIA — 4.2%
Alphabet, Inc. (Class A)*	5,617	$4,451,192
Alphabet, Inc. (Class C)*	5,632	4,346,890
Baidu, Inc. (ADR) (China)*	36,950	6,074,949
		$14,873,031
INSURANCE BROKERS — 3.6%
Aon plc (Britain)	114,830	$12,806,990
SEMICONDUCTOR DEVICES — 2.8%
Analog Devices, Inc.	95,160	$6,910,519
QUALCOMM, Inc.	48,100	3,136,120
		$10,046,639
COMMUNICATIONS EQUIPMENT — 2.8%
Cisco Systems, Inc.	332,200	$10,039,084
ELECTRICAL COMPONENTS — 2.7%
TE Connectivity, Ltd. (Switzerland)	139,450	$9,661,096
CONSUMER FINANCE — 2.6%
American Express Co.	122,250	$9,056,280
ADVERTISING & MARKETING — 1.8%
WPP plc (Britain)	279,050	$6,245,245
INVESTMENT COMPANIES — 1.7%
Groupe Bruxelles Lambert SA (Belgium)	72,700	$6,100,787
ELECTRICAL POWER EQUIPMENT — 1.6%
General Electric Co.	183,450	$5,797,020
BASE METALS — 1.6%
Alcoa Corporation	136,609	$3,835,981
MMC Norilsk Nickel PJSC (ADR) (Russia)	111,630	1,874,267
		$5,710,248

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
INTEGRATED OILS — 1.3%
Gazprom PJSC (ADR) (Russia)	323,590	$1,634,130
Lukoil PJSC (ADR) (Russia)	37,100	2,081,310
Rosneft Oil Co. PJSC (GDR) (Russia)	145,630	946,595
		$4,662,035
LIFE SCIENCE EQUIPMENT — 1.3%
Thermo Fisher Scientific, Inc.	32,030	$4,519,433
FOOD & DRUG STORES — 0.6%
Jardine Strategic Holdings, Ltd. (Hong Kong)	68,200	$2,264,240
HOUSEHOLD PRODUCTS — 0.6%
Unilever NV (CVA) (Britain)	48,330	$1,989,960
EXPLORATION & PRODUCTION — 0.3%
Occidental Petroleum Corporation	14,880	$1,059,902
OTHER COMMON STOCKS — 1.4%		$5,063,950
TOTAL COMMON STOCKS — 57.0% (Cost $182,958,716)		$202,424,606
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.0%
AGENCY — 0.1%
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	$540,635	$542,475
AGENCY STRIPPED — 4.9%
Government National Mortgage Association 2013-63 IO — 0.769% 9/16/2051@	$19,394,290	$1,024,486
Government National Mortgage Association 2013-74 IO — 0.77% 12/16/2053@	20,924,551	1,060,885
Government National Mortgage Association 2012-58 IO — 0.781% 2/16/2053@	13,308,467	601,143
Government National Mortgage Association 2012-85 IO — 0.813% 9/16/2052@	5,806,620	289,647
Government National Mortgage Association 2012-79 IO — 0.822% 3/16/2053@	8,260,144	393,100
Government National Mortgage Association 2013-13 IO — 0.833% 7/16/2047@	3,650,045	187,033
Government National Mortgage Association 2012-114 IO — 0.833% 1/16/2053@	17,580,421	1,043,053
Government National Mortgage Association 2014-171 IO — 0.838% 11/16/2055@	20,313,217	1,103,365
Government National Mortgage Association 2015-86 IO — 0.848% 5/16/2052@	3,099,080	190,499
Government National Mortgage Association 2013-146 IO — 0.855% 11/16/2048@	19,056,428	923,177
Government National Mortgage Association 2014-153 IO — 0.918% 4/16/2056@	12,997,567	855,354
Government National Mortgage Association 2012-109 IO — 0.939% 10/16/2053@	17,627,241	776,186
Government National Mortgage Association 2015-19 IO — 0.951% 1/16/2057@	11,377,301	802,503
Government National Mortgage Association 2014-187 IO — 0.985% 5/16/2056@	8,408,953	591,483
Government National Mortgage Association 2016-45 IO — 1.006% 2/16/2058@	16,164,931	1,238,088
Government National Mortgage Association 2016-65 IO — 1.016% 1/16/2058@	6,505,037	516,489
Government National Mortgage Association 2016-34 IO — 1.017% 1/16/2058@	5,787,996	453,811
Government National Mortgage Association 2015-114 IO — 1.044% 3/15/2057@	2,497,703	170,560
Government National Mortgage Association 2016-106 IO — 1.068% 9/16/2058@	7,325,307	625,498
Government National Mortgage Association 2015-108 IO — 1.083% 10/16/2056@	13,390,504	1,015,172
Government National Mortgage Association 2016-85 IO — 1.121% 3/16/2057@	4,293,109	359,318
Government National Mortgage Association 2016-119 IO — 1.127% 4/16/2058@	10,961,001	923,904
Government National Mortgage Association 2016-125 IO — 1.148% 12/16/2057@	3,987,392	332,704
Government National Mortgage Association 2016-67 IO — 1.168% 7/16/2057@	15,522,186	1,280,706
Government National Mortgage Association 2016-94 IO — 1.17% 12/16/2057@	5,869,033	496,075
		$17,254,239

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY — 1.0%
A10 Securitization LLC 2016-1 A1 — 2.42% 3/15/2035**	$263,000	$262,554
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041@	158,951	158,889
Citigroup Commercial Mortgage Trust 2006-C4 B — 5.993% 3/15/2049@	190,471	189,793
COMM Mortgage Trust 2014-FL5 B — 2.854% 10/15/2031**,@	339,000	337,663
COMM Mortgage Trust 2014-FL5 C — 2.854% 10/15/2031**,@	226,000	218,578
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E — 6.704% 11/15/2033**,@	813,000	813,075
Latitude Management Real Estate Capita 2016-CRE2 A — 2.286% 11/24/2031**,@,††	318,000	318,000
Morgan Stanley Capital I Trust 2006-HQ9 D — 5.862% 7/12/2044@	260,000	260,676
Rialto Capital Management LLC 2014-LT5 B — 5.00% 5/15/2024**,††	500,000	500,000
Rialto Real Estate Fund LP 2014-LT6 B — 5.486% 9/15/2024**	73,697	73,606
SCG Trust 2013-SRP1 AJ — 2.654% 11/15/2026**,@	380,000	377,917
		$3,510,751
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $21,975,293)		$21,307,465
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.3%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.4%
Federal Home Loan Mortgage Corporation 3690 G — 2.50% 6/15/2020	$213,140	$215,274
Federal Home Loan Mortgage Corporation 3782 PA — 2.75% 11/15/2028	789,261	797,297
Federal Home Loan Mortgage Corporation 4483 A — 3.00% 12/15/2029	871,510	891,807
Federal Home Loan Mortgage Corporation 3770 WA — 4.00% 11/15/2028	508,568	518,836
Federal Home Loan Mortgage Corporation 3957 BV — 4.00% 10/15/2029	703,186	709,222
Federal Home Loan Mortgage Corporation 3796 KN — 4.00% 6/15/2037	287,147	294,038
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	338,116	326,281
Federal National Mortgage Association 2015-93 KC — 2.00% 9/25/2044	1,115,166	1,089,096
Federal National Mortgage Association 2013-138 BE — 2.50% 1/25/2029	1,211,429	1,219,885
Federal National Mortgage Association 2016-104 QA — 3.00% 11/25/2043††	1,372,000	1,395,483
Federal National Mortgage Association 2014-4 KA — 3.00% 1/25/2044	117,018	116,185
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	347,084	369,169
Federal National Mortgage Association 2011-15 HT — 5.50% 3/25/2026	709,620	738,747
		$8,681,320
AGENCY POOL FIXED RATE — 1.3%
Federal Home Loan Mortgage Corporation G13122 — 5.00% 4/1/2023	$313,442	$333,510
Federal Home Loan Mortgage Corporation G15744 — 5.00% 6/1/2026	598,707	628,064
Federal Home Loan Mortgage Corporation G13145 — 5.50% 4/1/2023	679,777	729,091
Federal National Mortgage Association AL8274 — 4.50% 12/1/2018	1,143,372	1,169,098
Federal National Mortgage Association 889109 — 5.00% 1/1/2023	256,112	271,370
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	361,291	384,925
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	901,318	949,475
Federal National Mortgage Association 256717 — 5.50% 5/1/2022	268,231	285,914
		$4,751,447
AGENCY STRIPPED — 0.1%
Federal Home Loan Mortgage Corporation 3775 LI — 3.50% 12/15/2020	$1,157,278	$56,148
Federal National Mortgage Association 2010-57 ID — 4.00% 6/25/2025	1,662,300	143,804
		$199,952

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 2.5%
BCAP LLC Trust 2010-RR8 2A6 — 2.617% 11/26/2036**,@	$966,217	$957,798
Nationstar HECM Loan Trust 2016-3A A — 2.013% 8/25/2026**,††	87,980	87,997
Nationstar HECM Loan Trust 2016-1A A — 2.981% 2/25/2026**,††	214,836	214,526
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036**,@	177,105	183,635
RiverView HECM Trust 2007-1 A — 1.09% 5/25/2047**,@	590,867	533,405
Sunset Mortgage Loan Co. LLC 2014-NPL1 A — 3.228% 8/16/2044**,@@	46,019	46,040
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 8/25/2055**,@	734,380	730,006
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053**	650,619	655,346
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057**,@	437,414	447,590
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	822,918	829,918
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	506,712	506,928
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**,@@	936,145	940,675
VOLT XXX LLC 2015-NPL1 A1 — 3.625% 10/25/2057**,@@	499,861	500,695
VOLT XXXI LLC 2015-NPL2 A1 — 3.375% 2/25/2055**,@@	682,835	683,710
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**,@@	797,620	799,700
VOLT XXXV LLC 2015-NPL9 A1 — 3.50% 6/26/2045**,@@	677,421	677,421
		$8,795,390
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $22,301,467)		$22,428,109
ASSET-BACKED SECURITIES — 21.3%
AUTO — 8.0%
AmeriCredit Automobile Receivables Trust 2013-1 D — 2.09% 2/8/2019	$1,300,000	$1,304,428
Capital Auto Receivables Asset Trust 2016-3 A3 — 1.54% 8/20/2020	252,000	250,626
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	1,185,000	1,187,359
Credit Acceptance Auto Loan Trust 2014-1A A — 1.55% 10/15/2021**	207,651	207,578
Credit Acceptance Auto Loan Trust 2015-1A A — 2.00% 7/15/2022**	1,390,000	1,392,184
Credit Acceptance Auto Loan Trust 2014-1A B — 2.29% 4/15/2022**	925,000	922,992
Credit Acceptance Auto Loan Trust 2016-2A A — 2.42% 11/15/2023**	250,000	249,776
Credit Acceptance Auto Loan Trust 2014-2A B — 2.67% 9/15/2022**	250,000	249,787
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024**	411,000	404,493
Credit Acceptance Auto Loan Trust 2015-2A B — 3.04% 8/15/2023**	251,000	249,930
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024**	601,000	595,189
Credit Acceptance Auto Loan Trust 2016-3A C — 3.60% 4/15/2025**	339,000	336,461
Drive Auto Receivables Trust 2015-BA B — 2.12% 6/17/2019**	486,152	486,261
DT Auto Owner Trust 2016-1A A — 2.00% 9/16/2019**	423,996	423,908
DT Auto Owner Trust 2016-4A B — 2.02% 8/17/2020**	366,000	364,177
DT Auto Owner Trust 2014-2A C — 2.46% 1/15/2020**	282,968	283,228
Enterprise Fleet Financing LLC 2015-1 A2 — 1.30% 9/20/2020**	680,951	678,942
Enterprise Fleet Financing LLC 2016-1 A2 — 1.83% 9/20/2021**	1,256,790	1,257,805
Exeter Automobile Receivables Trust 2016-3A A — 1.84% 11/16/2020**	663,082	661,203
First Investors Auto Owner Trust 2015-1A A2 — 1.21% 4/15/2019**	12,363	12,361
First Investors Auto Owner Trust 2014-1A A3 — 1.49% 1/15/2020**	410,960	410,974
First Investors Auto Owner Trust 2016-2A A2 — 1.87% 11/15/2021**	148,000	146,555
First Investors Auto Owner Trust 2016-1A A1 — 1.92% 5/15/2020**	687,082	688,566
First Investors Auto Owner Trust 2016-1A A2 — 2.26% 4/15/2021**	1,096,000	1,097,028
Ford Credit Auto Owner Trust 2013-D B — 1.54% 3/15/2019	1,250,000	1,252,192
Ford Credit Auto Owner Trust 2013-C C — 1.91% 3/15/2019	456,000	457,619
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	208,000	205,843
Prestige Auto Receivables Trust 2014-1A A3 — 1.52% 4/15/2020**	119,622	119,635
Prestige Auto Receivables Trust 2015-1 A3 — 1.53% 2/15/2021**	1,152,932	1,153,120
Prestige Auto Receivables Trust 2016-1A A3 — 1.99% 6/15/2020**	1,256,000	1,259,507
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022**	673,000	669,731
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022**	242,000	240,101

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Santander Drive Auto Receivables Trust 2015-1 A3 — 1.27% 2/15/2019	$174,261	$174,237
Santander Drive Auto Receivables Trust 2015-4 A3 — 1.58% 9/16/2019	395,000	394,993
Santander Drive Auto Receivables Trust 2014-2 B — 1.62% 2/15/2019	213,985	214,029
Santander Drive Auto Receivables Trust 2013-1 C — 1.76% 1/15/2019	327,944	327,945
Santander Drive Auto Receivables Trust 2013-3 C — 1.81% 4/15/2019	660,196	660,656
Santander Drive Auto Receivables Trust 2014-4 B — 1.82% 5/15/2019	739,931	740,413
Santander Drive Auto Receivables Trust 2015-2 B — 1.83% 1/15/2020	1,300,000	1,300,552
Santander Drive Auto Receivables Trust 2014-2 C — 2.33% 11/15/2019	1,300,000	1,306,509
Santander Drive Auto Receivables Trust 2013-5 D — 2.73% 10/15/2019	439,000	443,263
Santander Drive Auto Receivables Trust 2013-A C — 3.12% 10/15/2019**	919,244	924,200
Westlake Automobile Receivables Trust 2016-3A B — 2.07% 12/15/2021**	1,349,000	1,341,747
Westlake Automobile Receivables Trust 2016-1A B — 2.68% 9/15/2021**	1,300,000	1,307,301
		$28,355,404
CREDIT CARD — 1.5%
Cabela's Credit Card Master Note Trust 2014-1 A — 1.054% 3/16/2020@	$1,198,000	$1,198,165
Cabela's Credit Card Master Note Trust 2012-2A A1 — 1.45% 6/15/2020**	1,300,000	1,300,934
Cabela's Credit Card Master Note Trust 2012-1A A1 — 1.63% 2/18/2020**	1,253,000	1,253,620
Cabela's Credit Card Master Note Trust 2016-1 A1 — 1.78% 6/15/2022	1,343,000	1,338,497
Synchrony Credit Card Master Note Trust 2012-6 A — 1.36% 8/17/2020	325,000	325,044
		$5,416,260
OTHER — 11.8%
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018**	$606,106	$604,973
ARI Fleet Lease Trust 2016-A A2 — 1.82% 7/15/2024**	564,000	564,477
Ascentium Equipment Receivables LLC 2015-1A A3 — 1.61% 10/13/2020**	370,712	370,789
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019**	1,256,000	1,247,751
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018**	1,333,924	1,334,780
Black Diamond CLO, Ltd. 2013-1A A1 — 2.33% 2/6/2026**,@	454,000	454,001
CCG Receivables Trust 2015-1 A2 — 1.46% 11/14/2018**	474,423	473,529
Cent CLO 19, Ltd. 2013-19A A1A — 2.217% 10/29/2025**,@	453,000	453,044
Cerberus Onshore II CLO-2 LLC 2014-1A A — 2.528% 10/15/2023**,@	116,967	116,918
Cerberus Onshore II CLO-2 LLC 2014-1A B — 2.975% 10/15/2023**,@	250,000	249,962
Chesapeake Funding II LLC 2016-2A A1 — 1.88% 6/15/2028**	772,000	770,103
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028**	1,362,000	1,359,685
CIFC Funding 2013-III, Ltd. 2013-3A A1A — 2.212% 10/24/2025**,@	495,000	495,016
Conn's Receivables Funding LLC 2016-A A — 4.68% 4/16/2018**	128,080	128,300
Conn's Receivables Funding LLC 2016-A B — 8.96% 8/15/2018**	665,000	665,963
CVP Cascade CLO-1, Ltd. 2013-CLO1 A12013-CLO1 A1 — 2.33% 1/16/2026**,@	425,000	424,683
Dell Equipment Finance Trust 2016-1 A1 — 0.85% 7/24/2017**	588,209	587,900
Elm Trust 2016-1A A2 — 4.163% 6/20/2025**,††	286,000	286,000
Enterprise Fleet Financing LLC 2014-1 A2 — 0.87% 9/20/2019**	100,095	100,020
Enterprise Fleet Financing LLC 2014-2 A2 — 1.05% 3/20/2020**	557,017	555,820
Enterprise Fleet Financing LLC 2013-2 A3 — 1.51% 3/20/2019**	452,809	452,802
Enterprise Fleet Financing LLC 2016-2 A2 — 1.74% 2/22/2022**	485,000	483,797
Fortress Credit Opportunities III CLO LP 2014-3A A1T — 2.768% 4/28/2026**,@	565,000	563,817
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E — 8.424% 12/15/2028@,††	561,000	550,947
Golden Credit Card Trust 2012-4A A — 1.39% 7/15/2019**	1,300,000	1,300,968
Grayson CLO, Ltd. 2006-1A A1B — 1.246% 11/1/2021**,@	250,000	246,235
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A2 — 1.57% 5/21/2018**	1,236,009	1,236,214
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A3 — 1.73% 6/20/2019**	1,000,000	1,000,035
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030**	1,364,000	1,359,318
Leaf Receivables Funding 10 LLC 2015-1 B — 2.42% 1/15/2021**	834,000	830,906
Leaf Receivables Funding 11 LLC 2016-1 A2 — 1.72% 7/15/2018**,††	457,000	456,822
Limerock CLO II, Ltd. 2014-2A A — 2.382% 4/18/2026**,@	251,000	251,123
Longfellow Place CLO, Ltd 2013 1A — 1.00% 1/15/2024††,**	811,000	811,000

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
MMAF Equipment Finance LLC 2014-AA A3 — 0.87% 1/8/2019**	$812,462	$810,643
Nelder Grove CLO, Ltd. 2014-1A A1 — 2.497% 8/28/2026**,@	339,000	339,542
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049**,††	1,362,000	1,345,633
NewMark Capital Funding CLO, Ltd. 2013-1A A2 — 1.96% 6/2/2025**,@	250,000	249,534
Nomad CLO, Ltd. 2013-1A A1 — 2.08% 1/15/2025**,@	250,000	249,906
NRZ Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050**,††	1,345,000	1,334,186
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 — 2.751% 6/15/2049**	1,359,000	1,358,998
Oaktree EIF II Series A1, Ltd. 2014-A1A A — 2.29% 8/15/2025**,@	317,000	316,997
Ocwen Master Advance Receivables Trust 2016-T1 AT1 — 2.521% 8/17/2048**	1,343,000	1,340,902
Oportun Funding III LLC 2016-B A — 3.69% 7/8/2021**	264,000	262,381
Oportun Funding IV LLC 2016-C A — 3.28% 11/8/2021**	261,000	258,725
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 2.29% 12/1/2031@,††	700,000	695,625
Peaks CLO 1, Ltd. 2014-1A C — 4.38% 6/15/2026**,@	344,000	337,655
PFS Financing Corporation 2014-AA A — 1.304% 2/15/2019**,@	1,500,000	1,499,498
PFS Financing Corporation 2014-BA A — 1.304% 10/15/2019**,@	1,450,000	1,446,966
PFS Financing Corporation 2016-A A — 1.904% 2/18/2020**,@	1,516,000	1,517,524
Progreso Receivables Funding IV LLC 2015-B A — 3.00% 7/28/2020**	500,000	499,159
Senior Credit Fund SPV LLC 2016 1A — 1.00% 12/19/2025††	925,000	922,687
Synchrony Credit Card Master Note Trust 2012-3 A — 1.154% 3/15/2020@	1,372,000	1,372,738
Synchrony Credit Card Master Note Trust 2015-3 A — 1.74% 9/15/2021	1,012,000	1,011,823
Telos CLO, Ltd. 2013-4A A — 2.18% 7/17/2024**,@	250,000	249,845
Telos CLO, Ltd. 2014-5A A — 2.43% 4/17/2025**,@	828,000	828,156
THL Credit Wind River CLO, Ltd. 2013-2A A2A — 2.322% 1/18/2026**,@	250,000	250,011
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2043**,††	349,000	345,384
Volvo Financial Equipment LLC Series 2016-1A A2 — 1.44% 10/15/2018**	1,101,785	1,102,093
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043**,††	409,000	417,916
Westwood CDO II, Ltd. 2007-2A A2 — 1.232% 4/25/2022**,@	750,000	744,318
		$41,896,543
TOTAL ASSET-BACKED SECURITIES (Cost $75,612,351)		$75,668,207
CORPORATE BONDS & NOTES — 0.7%
CONSUMER, CYCLICAL — 0.1%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$57,793	$57,723
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	53,755	52,847
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2019††	276,802	147,397
		$257,967
ENERGY — 0.5%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$1,750,000	$1,612,188
FINANCIAL — 0.1%
N671US Trust — 7.50% 9/15/2020**,††	$153,487	$155,022
Berkshire Hathaway Finance Corporation — 1.166% 8/15/2019@	336,000	336,823
		$491,845
INDUSTRIAL — 0.0%
Air 2 US — 10.127% 10/1/2020**,††	$426,921	$149,422
TOTAL CORPORATE BONDS & NOTES (Cost $2,290,361)		$2,511,422

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2016

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
CORPORATE BANK DEBT — 0.9%
ACCTL — 6.25% 5/16/2022**,††	$520,695	$519,945
MB1LDDTL — 3.50% 12/2/2017**,††	99,000	1,081
MB1LTL — 6.00% 12/2/2022**,††	360,000	360,331
MB2LDDTL — 5.625% 12/2/2017**,††	40,000	534
MB2LTL — 10.25% 6/2/2023**,††	144,000	143,764
OTGDDTL — 1.00% 8/23/2021**,††	50,000	970
OTGTL — 9.50% 8/23/2021**,††	530,000	529,682
SDTL — 7.00% 12/22/2021**,††	380,000	377,169
BARXPL TL-B 1L — 7.00% 9/9/2021**	852,030	859,332
ZW1L — 6.00% 11/16/2022**,††	370,000	367,625
ZW2L — 10.00% 11/16/2023**,††	130,000	128,393
TOTAL CORPORATE BANK DEBT (Cost $3,246,972)		$3,288,826
MUNICIPALS — 0.1%
Wayne County GO, (TXBL-NTS), — 4.25% 12/1/2018 Wayne County GO, (TXBL), — 5.75% 12/1/2017	$322,000 91,000	$322,979 91,466
TOTAL MUNICIPALS (Cost $413,417)		$414,445
U.S. TREASURIES — 1.4%
U.S. Treasury Notes — 1.00% 12/15/2017	$1,300,000	$1,301,143
U.S. Treasury Notes — 1.375% 8/31/2020	2,693,000	2,664,562
U.S. Treasury Notes — 1.375% 10/31/2020	891,000	879,932
TOTAL U.S. TREASURIES (Cost $4,905,756)		$4,845,637
TOTAL BONDS & DEBENTURES — 36.7% (Cost $130,745,617)		$130,464,111
TOTAL INVESTMENT SECURITIES — 93.7% (Cost $313,704,333)		$332,888,717
SHORT-TERM INVESTMENTS — 6.7%
State Street Bank Repurchase Agreement — 0.03% 1/3/2017 (Dated 12/30/2016, repurchase price of $23,938,080, collateralized by: $24,490,000 principal amount U.S. Treasury Note — 1.50% 2020, fair value $ 24,417,020)	$23,938,000	$23,938,000
TOTAL SHORT-TERM INVESTMENTS (Cost $23,938,000)		$23,938,000
TOTAL INVESTMENTS — 100.4% (Cost $337,642,333)		$356,826,717
Other Assets and Liabilities, net — (0.4)%		(1,495,487)
NET ASSETS — 100.0%		$355,331,230

*  Non-income producing security.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

**  Restricted securities. These restricted securities constituted 20.41% of total net assets at December 31, 2016, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 3.54% of total net assets at December 31, 2016.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2016.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

December 31, 2016

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Securitization LLC 2016-1 A1	5/19/2016	$262,974	$262,554	0.07%
ACCTL	12/30/2016	515,710	519,945	0.15%
ARI Fleet Lease Trust 2015-A A2 01/25/2016, 03/07/2016,	03/11/2016	604,529	604,973	0.17%
ARI Fleet Lease Trust 2016-A A2	02/17/2016	563,961	564,477	0.16%
Air 2 US	02/21/2015, 01/13/2016	125,942	149,422	0.04%
Ascentium Equipment Receivables LLC 2015-2A B	02/18/2016	1,252,348	1,247,751	0.35%
Ascentium Equipment Receivables LLC 2015-1A A3	02/24/2016	369,662	370,789	0.10%
Ascentium Equipment Receivables Trust 2016-1A A2	4/18/2016	1,333,902	1,334,780	0.38%
BCAP LLC Trust 2010-RR8 2A6	12/08/2015	960,918	957,798	0.27%
Black Diamond CLO, Ltd. 2013-1A A1	9/19/2016, 9/30/2016	454,478	454,001	0.13%
CCG Receivables Trust 2015-1 A2	5/26/2016	474,622	473,529	0.13%
CIFC Funding 2013-III, Ltd. 2013-3A A1A	10/26/2016, 12/07/2016	495,217	495,016	0.14%
COMM Mortgage Trust 2014-FL5 B	11/29/2016	337,629	337,663	0.09%
COMM Mortgage Trust 2014-FL5 C	9/15/2016	217,926	218,578	0.06%
CVP Cascade CLO-1, Ltd. 2013-CLO1 A12013-CLO1 A1	11/01/2016	424,665	424,683	0.12%
Cabela's Credit Card Master Note Trust 2012-2A A1	12/02/2015	1,299,218	1,300,934	0.37%
Cabela's Credit Card Master Note Trust 2012-1A A1	03/04/2016	1,255,579	1,253,620	0.35%
Cent CLO 19, Ltd. 2013-19A A1A	9/15/2016	452,778	453,044	0.13%
Cerberus Onshore II CLO-2 LLC 2014-1A B	5/5/2016	247,694	249,962	0.07%
Cerberus Onshore II CLO-2 LLC 2014-1A A	5/5/2016	116,832	116,918	0.03%
Chesapeake Funding II LLC 2016-1A A1	03/24/2016	1,361,813	1,359,685	0.38%
Chesapeake Funding II LLC 2016-2A A1	6/14/2016	771,961	770,103	0.22%
Conn's Receivables Funding LLC 2016-A B	03/11/2016	664,969	665,963	0.19%
Conn's Receivables Funding LLC 2016-A A	03/11/2016	128,080	128,300	0.04%
Credit Acceptance Auto Loan Trust 2015-1A A	01/06/2016, 01/11/2016	1,385,613	1,392,184	0.39%
Credit Acceptance Auto Loan Trust 2014-1A B	01/08/2016	918,079	922,992	0.26%
Credit Acceptance Auto Loan Trust 2016-2A B	5/4/2016	600,857	595,189	0.17%
Credit Acceptance Auto Loan Trust 2016-3A B	10/19/2016	410,953	404,493	0.11%
Credit Acceptance Auto Loan Trust 2016-3A C	10/19/2016	338,938	336,461	0.09%
Credit Acceptance Auto Loan Trust 2015-2A B	01/08/2016	248,360	249,930	0.07%
Credit Acceptance Auto Loan Trust 2014-2A B	01/08/2016	248,838	249,787	0.07%
Credit Acceptance Auto Loan Trust 2016-2A A	5/4/2016	249,946	249,776	0.07%
Credit Acceptance Auto Loan Trust 2014-1A A	03/09/2016	207,315	207,578	0.06%
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E	11/4/2016, 12/20/2016	813,004	813,075	0.23%
DT Auto Owner Trust 2016-1A A	03/09/2016	424,112	423,908	0.12%
DT Auto Owner Trust 2016-4A B	9/28/2016	365,980	364,177	0.10%
DT Auto Owner Trust 2014-2A C	03/15/2016	282,835	283,228	0.08%
Dell Equipment Finance Trust 2016-1 A1	7/12/2016	588,209	587,900	0.17%
Drive Auto Receivables Trust 2015-BA B	12/02/2015	486,152	486,261	0.14%
Elm Trust 2016-1A A2	12/18/2016	285,994	286,000	0.08%
Enterprise Fleet Financing LLC 2016-1 A2	02/09/2016	1,256,641	1,257,805	0.35%
Enterprise Fleet Financing LLC 2015-1 A2	02/23/2016	679,274	678,942	0.19%
Enterprise Fleet Financing LLC 2014-2 A2	02/17/2016	555,119	555,820	0.16%
Enterprise Fleet Financing LLC 2016-2 A2	7/12/2016	484,970	483,797	0.14%
Enterprise Fleet Financing LLC 2013-2 A3	12/11/2015	451,111	452,802	0.13%
Enterprise Fleet Financing LLC 2014-1 A2	12/02/2015	99,910	100,020	0.03%
Exeter Automobile Receivables Trust 2016-3A A	10/03/2016	663,041	661,203	0.19%
First Investors Auto Owner Trust 2016-1A A2	02/10/2016	1,096,000	1,097,028	0.31%
First Investors Auto Owner Trust 2016-1A A1	03/09/2016	686,710	688,566	0.19%
First Investors Auto Owner Trust 2014-1A A3	12/02/2015	410,744	410,974	0.12%
First Investors Auto Owner Trust 2016-2A A2	9/12/2016	147,991	146,555	0.04%
First Investors Auto Owner Trust 2015-1A A2	01/08/2016	12,330	12,361	0.00%
Fortress Credit Opportunities III CLO LP 2014-3A A1T	10/27/2016	564,444	563,817	0.16%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

December 31, 2016

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Golden Credit Card Trust 2012-4A A	03/02/2016	$1,300,154	$1,300,968	0.37%
Grayson CLO, Ltd. 2006-1A A1B	9/8/2016	245,400	246,235	0.07%
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A2	6/9/2016	1,238,231	1,236,214	0.35%
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A3	02/09/2016	999,874	1,000,035	0.28%
Hertz Fleet Lease Funding LP 2016-1 A2	4/13/2016	1,363,976	1,359,318	0.38%
Latitude Management Real Estate Capita 2016-CRE2 A	10/21/2016	318,000	318,000	0.09%
Leaf Receivables Funding 10 LLC 2015-1 B	02/18/2016	829,653	830,906	0.23%
Leaf Receivables Funding 11 LLC 2016-1 A2	5/18/2016	457,000	456,822	0.13%
Limerock CLO II, Ltd. 2014-2A A	11/30/2016	251,299	251,123	0.07%
Longfellow Place CLO, Ltd 2013 1A	12/13/2016	811,000	811,000	0.23%
MB1LDDTL	12/02/2016	—	1,081	0.00%
MB1LTL	12/02/2016	355,463	360,331	0.10%
MB2LDDTL	12/02/2016	—	534	0.00%
MB2LTL	12/02/2016	141,263	143,764	0.04%
MMAF Equipment Finance LLC 2014-AA A3	6/9/2016	811,386	810,643	0.23%
N671US Trust	05/09/2016	153,487	155,022	0.04%
NRZ Advance Receivables Trust 2015-ON1 2016-T4 AT4	11/22/2016	1,345,000	1,334,186	0.38%
NRZ Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1	6/23/2016	1,359,000	1,358,998	0.38%
Nationstar HECM Loan Trust 2016-1A A	02/26/2016	214,835	214,526	0.06%
Nationstar HECM Loan Trust 2016-3A A	8/11/2016	87,980	87,997	0.02%
Nelder Grove CLO, Ltd. 2014-1A A1	10/27/2016	339,501	339,542	0.10%
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2	10/14/2016	1,362,000	1,345,633	0.38%
NewMark Capital Funding CLO, Ltd. 2013-1A A2	11/01/2016	249,612	249,534	0.07%
Nomad CLO, Ltd. 2013-1A A1	10/27/2016	250,000	249,906	0.07%
Nomura Resecuritization Trust 2016-1R 3A1	5/5/2016	184,930	183,635	0.05%
OTGDDTL	8/26/2016	—	970	0.00%
OTGTL	8/26/2016	519,987	529,682	0.15%
Oaktree EIF II Series A1, Ltd. 2014-A1A A	10/19/2016	316,223	316,997	0.09%
Ocwen Master Advance Receivables Trust 2016-T1 AT1	8/3/2016	1,343,000	1,340,902	0.38%
Oportun Funding III LLC 2016-B A	6/22/2016	263,975	262,381	0.07%
Oportun Funding IV LLC 2016-C A	12/07/2016	260,987	258,725	0.07%
PFS Financing Corporation 2016-A A	02/09/2016	1,516,523	1,517,524	0.43%
PFS Financing Corporation 2014-AA A	12/14/2015	1,493,043	1,499,498	0.42%
PFS Financing Corporation 2014-BA A	02/16/2016	1,439,464	1,446,966	0.41%
Peaks CLO 1, Ltd. 2014-1A C	12/07/2016	337,579	337,655	0.09%
Prestige Auto Receivables Trust 2016-1A A3	03/16/2016	1,256,000	1,259,507	0.35%
Prestige Auto Receivables Trust 2015-1 A3	12/11/2015	1,145,971	1,153,120	0.32%
Prestige Auto Receivables Trust 2016-2A B	10/21/2016	672,888	669,731	0.19%
Prestige Auto Receivables Trust 2016-2A C	10/21/2016	241,960	240,101	0.07%
Prestige Auto Receivables Trust 2014-1A A3	01/05/2016	119,419	119,635	0.03%
Progreso Receivables Funding IV LLC 2015-B A	11/08/2016	500,000	499,159	0.14%
Rialto Capital Management LLC 2014-LT5 B	01/11/2016	495,617	500,000	0.14%
Rialto Real Estate Fund LP 2014-LT6 B	01/11/2016	73,046	73,606	0.02%
RiverView HECM Trust 2007-1 A	05/11/2016	497,277	533,405	0.15%
SCG Trust 2013-SRP1 AJ	12/07/2016	378,109	377,917	0.11%
Santander Drive Auto Receivables Trust 2013-A C	12/18/2015	927,659	924,200	0.26%
SDTL	12/22/2016	372,436	377,169	0.11%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	01/11/2016	45,766	46,040	0.01%
THL Credit Wind River CLO, Ltd. 2013-2A A2A	9/12/2016	250,444	250,011	0.07%
Telos CLO, Ltd. 2014-5A A	11/01/2016	828,820	828,156	0.23%

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES (Continued)

December 31, 2016

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Telos CLO, Ltd. 2013-4A A	8/29/2016	$248,785	$249,845	0.07%
Towd Point Mortgage Trust 2016-3 A1	7/22/2016	733,333	730,006	0.21%
Towd Point Mortgage Trust 2015-1 AES	12/09/2015	652,566	655,346	0.18%
Towd Point Mortgage Trust 2015-2 2A1	01/05/2016	444,585	447,590	0.13%
Unison Ground Lease Funding LLC 2013-1 B	12/12/2016, 12/15/2016	318,822	345,384	0.10%
VOLT XL LLC 2015-NP14 A1	12/08/2015	822,303	829,918	0.23%
VOLT XXV LLC 2015-NPL8 A1	01/20/2016	497,695	506,928	0.14%
VOLT XXVII LLC 2014-NPL7 A1	01/20/2016	922,826	940,675	0.26%
VOLT XXX LLC 2015-NPL1 A1	01/20/2016	492,745	500,695	0.14%
VOLT XXXI LLC 2015-NPL2 A1	01/20/2016	670,237	683,710	0.19%
VOLT XXXIII LLC 2015-NPL5 A1	01/13/2016	787,270	799,700	0.23%
VOLT XXXV LLC 2015-NPL9 A1	01/20/2016, 02/23/2016	669,461	677,421	0.19%
Volvo Financial Equipment LLC Series 2016-1A A2	6/9/2016	1,103,504	1,102,093	0.31%
WCP ISSUER LLC 2013-1 B	12/13/2016, 12/16/2016	380,369	417,916	0.12%
Westlake Automobile Receivables Trust 2016-3A B	10/14/2016	1,348,863	1,341,747	0.38%
Westlake Automobile Receivables Trust 2016-1A B	01/14/2016	1,299,924	1,307,301	0.37%
Westwood CDO II, Ltd. 2007-2A A2	8/03/2016	738,527	744,318	0.21%
BARXPL TL-B 1L 10/7/2016, 10/14/2016,	12/19/2016	847,674	859,332	0.24%
ZW1L	11/17/2016	366,364	367,625	0.10%
ZW2L	11/17/2016, 2/17/2016	128,075	128,393	0.04%
TOTAL RESTRICTED SECURITIES		$73,096,042	$73,322,070	20.63%

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

ASSETS
Investment securities — at fair value (identified cost $313,704,333)	$332,888,717
Short-term investments — at amortized cost (maturities 60 days or less)	23,938,000
Cash	32
Receivable for:
Dividends and interest	776,417
Prepaid expenses and other assets	5,171
Total assets	357,608,337
LIABILITIES
Payable for:
Investment securities purchased	1,785,167
Advisory fees	210,482
Capital Stock repurchased	116,133
Accrued expenses and other liabilities	165,325
Total liabilities	2,277,107
NET ASSETS	$355,331,230
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,640,391 shares	$8,640,391
Additional Paid-in Capital	320,732,100
Undistributed net realized gain	6,796,319
Accumulated net investment loss	(4)
Unrealized appreciation of investments	19,162,424
NET ASSETS	$355,331,230
NET ASSET VALUE
Common Stock net asset value per share	$41.12
Common Stock market price per share	$35.95

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2016

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $91,404)	$3,789,834
Interest	3,331,082
Total investment income	7,120,916
EXPENSES
Advisory fees	2,706,446
Director fees and expenses	179,912
Audit and tax services fees	179,811
Reports to shareholders	167,150
Legal fees	147,907
Transfer agent fees and expenses	134,253
Custodian fees	51,308
Filing fees	25,050
Administrative services fees	20,216
Professional fees	18,536
Other	9,577
Total expenses	3,640,166
Net expenses	3,640,166
Net investment income	3,480,750
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	9,402,212
Foreign currency transactions	(26,240)
Net change in unrealized appreciation (depreciation) of:
Investments	15,000,091
Translation of foreign currency denominated amounts	10,698
Net realized and unrealized gain	24,386,761
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,867,511

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,480,750	$172,513
Net realized gain	9,375,972	328,061,951
Net change in unrealized appreciation (depreciation)	15,010,789	(357,398,071)
Net increase (decrease) in net assets resulting from operations	27,867,511	(29,163,607)
Distributions to shareholders from:
Net investment income	(13,675,279)	(371,183)
Net realized capital gains	(291,248,826)	(34,249,777)
Total distributions	(304,924,105)	(34,620,960)
Capital Stock transactions:
Cost of Capital Stock repurchased	(537,208)	—
Capital contributions	471,020	—
Net increase (decrease) from Capital Stock transactions	(66,188)	—
Total change in net assets	(277,122,782)	(63,784,567)
NET ASSETS
Beginning of Year	632,454,012	696,238,579
End of Year	$355,331,230	$632,454,012
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(14,849)	—
Change in Capital Stock outstanding	(14,849)	—

See notes to financial statements.

SOURCE CAPITAL, INC.

FINANCIAL HIGHLIGHTS

Selected data for each share of Capital Stock outstanding throughout each year

	Year ended December 31,
	2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of year	$73.07	$80.44	$73.94	$59.06	$54.30
Income from investment operations:
Net investment income(1)	$0.40	$0.02	$0.14	$0.14	$0.32
Net realized and unrealized gain (loss) on investment securities	2.82	(3.39)	10.56	17.74	8.18
Total from investment operations	$3.24	$(3.37)	$10.70	$17.88	$8.50
Distributions to Preferred shareholders:
Dividends from net investment income	$—	$—	$—	$—	$(0.19)
Distributions from net realized capital gains	—	—	—	—	(0.08)
Distributions to Common shareholders:
Dividends from net investment income	(1.58)	(0.04)	(0.18)	(0.22)	(0.10)
Distributions from net realized capital gains	(33.65)	(3.96)	(4.02)	(2.78)	(3.37)
Total distributions	$(35.23)	$(4.00)	$(4.20)	$(3.00)	$(3.74)
Capital stock repurchased	$0.01	—	—	—	—
Capital contributions(4)	$0.05	—	—	—	—
Net asset value at end of year	$41.12	$73.07	$80.44	$73.94	$59.06
Per share market value at end of year	$35.95	$66.26	$72.13	$67.10	$52.22
Total investment return(2)	8.13%	(2.76)%	14.20%	34.80%	18.50%
Net asset value total return(3)	9.05%	(4.38)%	14.90%	30.90%	15.60%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$355,331	$632,454	$696,239	$639,974	$511,150
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.91%	0.85%	0.80%	0.84%	0.93%
Net investment income	0.87%	0.03%	0.19%	0.18%	0.56%
Portfolio turnover rate	35%	39%	6%	9%	7%

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2016

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

1. SECURITY VALUATON—The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets prior to the year ended December 31, 2013 do not reflect the effect of dividend payments to Preferred shareholders.

4. RECENT ACCOUNTING PRONOUNCEMENT—In December 2016, the FASB released an accounting standard update ("ASU") 2016-19 that makes technical changes to various section of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the changes. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

5. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS—On October 13, 2016, the U.S. Securities Exchange Commission ("SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the Fund for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE C—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2016.

In November 2015, the Fund's Board of Directors approved a stock repurchase program and will consider renewing the program annually. Under the program, the Fund is authrorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner. During the year ended December 31, 2016, the Fund repurchased 14,849 of its outstanding shares at a weighted-average discount of 12.70% from net asset value per share.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. During the year ended December 31,2016, the Adviser contributed capital of $471,020 to the Fund to reimburse for trade errors.

For the year ended December 31, 2016, the Fund paid aggregate fees and expenses of $179,912 to all Directors who are not affiliated persons of the Adviser.

NOTE E—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2016:

Unrealized appreciation	$19,005,257
Undistributed net investment income	45,745
Undistributed net realized gains	6,907,737

The tax status of distributions paid during the fiscal years ended December 31, 2016 and 2015 were as follows:

	2016	2015
Dividends from ordinary income	$6,266,931	$1,080,684
Distributions from long-term capital gains	298,657,174	33,540,276

Cost of purchases of investment securities (excluding short-term investments) aggregated $193,842,093 for the year ended December 31, 2016. The proceeds and cost of securities sold resulting in net realized gains of $9,402,212 aggregated $105,523,753 and $96,121,541, respectively, for the year ended December 31, 2016. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at December 31, 2016, was $313,861,500 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2016, for federal income tax purposes was $21,224,821 and $2,197,604, respectively resulting in net unrealized appreciation of $19,027,217. As of and during the year ended December 31, 2016, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2013 or by state tax authorities for years ended on or before December 31, 2012.

During the year ended December 31, 2016, the Fund reclassified $9,893,859 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses, paydowns from mortgage-backed and other asset backed securities, and dividend re-designations. Net assets were not affected by these reclassifications.

NOTE F—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$27,315,447	$—	$—	$27,315,447
Diversified Banks	27,251,755	—	—	27,251,755
Aircraft & Parts	22,672,393	—	—	22,672,393
P&C Insurance	15,289,071	—	—	15,289,071
Internet Media	14,873,031	—	—	14,873,031
Insurance Brokers	12,806,990	—	—	12,806,990
Semiconductor Devices	10,046,639	—	—	10,046,639
Communications Equipment	10,039,084	—	—	10,039,084
Electrical Components	9,661,096	—	—	9,661,096
Consumer Finance	9,056,280	—	—	9,056,280
Advertising & Marketing	6,245,245	—	—	6,245,245
Investment Companies	6,100,787	—	—	6,100,787
Electrical Power Equipment	5,797,020	—	—	5,797,020
Base Metals	5,710,248	—	—	5,710,248
Integrated Oils	4,662,035	—	—	4,662,035
Life Science Equipment	4,519,433	—	—	4,519,433
Food & Drug Stores	2,264,240	—	—	2,264,240
Household Products	1,989,960	—	—	1,989,960
Exploration & Production	1,059,902	—	—	1,059,902
Other Common Stocks	5,063,950	—	—	5,063,950
Commercial Mortgage-Backed Securities
Agency	—	542,475	—	542,475
Agency Stripped	—	17,254,239	—	17,254,239
Non-Agency	—	2,692,751	818,000	3,510,751
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	7,285,837	1,395,483	8,681,320
Agency Pool Fixed Rate	—	4,751,447	—	4,751,447
Agency Stripped	—	199,952	—	199,952
Non-Agency Collateralized Mortgage Obligation	—	8,492,867	302,523	8,795,390
Asset-Backed Securities
Auto	—	28,355,404	—	28,355,404
Credit Card	—	5,416,260	—	5,416,260
Other	—	34,730,343	7,166,200	41,896,543
Corporate Bonds & Notes	—	2,059,581	451,841	2,511,422
Corporate Bank Debt	—	859,332	2,429,494	3,288,826
Municipals	—	414,445	—	414,445
U.S. Treasuries	—	4,845,637	—	4,845,637
Short-Term Investment	—	23,938,000	—	23,938,000
	$202,424,606	$141,838,570	$12,563,541	$356,826,717

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2016:

Investments	Beginning Value at December 31, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at December 31, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2016
Commercial Mortgage- Backed Securities Non-Agency	$0	$4,844	$813,156	$0	$0	$818,000	$4,383
Corporate Bank Debt	0	31,219	2,401,170	(2,895)	0	2,429,494	30,196
Corporate Bonds & Notes	0	16,352	521,092	(85,603)	0	451,841	(2,664)
Municipals	1,357,000	29	57,971	(1,415,000)	0	0	0
Other Asset- Backed Securities	0	56,373	7,209,827	(100,000)	0	7,166,200	51,933
Residential Mortgage- Backed Securities Agency Collateralized Mortgage Obligation	1,284,490	(18,805)	1,403,728	(184,834)	(1,089,096)	1,395,483	(8,241)
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	0	(293)	495,000	(192,184)	0	302,523	(291)
Total investments	$2,641,490	$89,719	$12,901,944	$(1,980,516)	$(1,089,096)	$12,563,541	$75,336

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2016

There were transfers of $1,089,096 out of Level 3 into Level 2 during the year ended December 31, 2016. Transfers out were due to change from single broker quoted to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2016:

Financial Assets	Fair Value at December 31, 2016	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage- Backed Securities— Non-Agency	$818,000	Third-Party Broker Quote*	Quotes/Prices	$100.00
Corporate Bank Debt	$2,585	Pricing Model**	Reference prices	$99.84-$100.09
	$2,426,909	Pricing Vendor	Prices	$98.76-$100.09
Corporate Bonds and Notes	$451,841	Third-Party Broker Quote*	Quotes/Prices	$35.00-$101.00
Asset-Backed Securities— Other	$7,166,200	Third-Party Broker Quote*	Quotes/Prices	$98.21-$102.18
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	$1,395,483	Third-Party Broker Quote*	Quotes/Prices	$101.71
Non-Agency Collateralized Mortgage Obligation	$302,523	Third-Party Broker Quote*	Quotes/Prices	$99.86-$100.02

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

NOTE G—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2016, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$23,938,000	$23,938,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $24,417,020 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.

Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2016, the results of its operations for the year then ended, the changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 21, 2017

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 8, 2016, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2017, on the recommendation of the Independent Directors, who met in executive session on August 8, 2016 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Investment Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Adviser discussed the change in investment program of the Fund effective December 1, 2015. The Board and the Independent Directors noted that the Fund has an investment team for the equity and asset allocation portion of the Fund and one for the fixed income portion of the Fund. The equity and asset allocation portion of the Fund is managed (since 2015) by Steven Romick, who joined the Adviser in 1996, Brian A. Selmo, who joined the Adviser in 2008 and Mark Landecker, who joined the Adviser in 2009. The fixed income portion of the Fund is managed (since 2015) by Tom Atteberry who joined the Advisor in 1997 and Abhijeet V. Patwardhan who joined the Adviser in 2010. The Adviser noted that both portfolio management teams are supported by a team of analysts. After discussion, the Board and the Independent Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group non-leveraged closed-end core funds selected by Morningstar ("Peer Group"). The Board and the Independent Directors recognize that the new strategy is less than 1-year old and has not yet had time to develop a meaningful, long term track record. However, given the Fund's and the Adviser's long history, the Board and the Independent Directors noted the Adviser's experience and track record, as well as the Fund's long-term investment performance. In addition, the Fund outperformed the Fund's blended benchmark, S&P 500 Index/Barclays Aggregate Index for the three-year period ending March 31, 2016 but underperformed the blended benchmark for the one-, five-, and ten- periods ending March 31, 2016. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the low end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio management teams, analysts, traders and other investment personnel who assist with the management

SOURCE CAPITAL, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund's current operating policies, the ability to raise additional assets is limited, and that the Fund's asset level had decreased from distributions resulting from the transition to the Fund's new investment program. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the Contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management teams, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2017.

SOURCE CAPTIAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick - 1940†	Director and Chairman* Years Served: 4	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown - 1955†	Director* Years Served: <1	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson - 1949†	Director* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. - 1944†	Director* Years Served: 2	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano - 1943†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell - 1943†	Director* Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood - 1960	Director* and President Years Served: 19	Managing Partner of the Adviser.	7
Steven Romick - 1963	Vice President & Portfolio Manager Years Served: 1	Managing Partner of the Adviser	2
Mark Landecker - 1977	Vice President & Portfolio Manager Years Served: 1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo - 1979	Vice President & Portfolio Manager Years Served: 1	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Thomas H. Atteberry - 1955	Vice President & Portfolio Manager Years Served: 1	Partner of the Adviser
Abhijeet Patwardhan - 1979	Vice President & Portfolio Manager Years Served: 1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
Leora R. Weiner - 1970	Chief Compliance Officer Years Served:2	Managing Director and General Counsel of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.
E. Lake Setzler - 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes - 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

†Audit Committee member

Mr. Rudnick, Ms. Brown, Mr. Lipson, Dr. Osborne, Mr. Pisano and Mr. Purcel serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Fund's investment adviser. The Fund's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Fund.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

SOURCE CAPTIAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

The Fund's complete proxy voting record for the 12 months ended June 30, 2016, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Fund's Audit Committee Charter is available on its website, www.sourcecapitalinc.com, and is available without charge, upon request, by calling 1-800-982-4372. The Fund's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2015, was submitted to the NYSE on May 10, 2016. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Fund is available online at www.sourcecapitalinc.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

Dechert LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not applicable.

(c)           During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not applicable.

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2015	2016
(a) Audit Fees	$39,500	$40,883
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$8,700	$9,005
(d) All Other Fees	$-0-	$-0-

(1)   Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)      The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)            the registrant’s independent auditors inform the audit committee of the engagement,

(ii)           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)          the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)      0% of services described in each of paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           None.

(h)           Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are:  Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick.

Item 6.  Investments.

(a)           Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds (collectively referred to as “client” or “clients”).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

Purpose

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

Procedures

The Adviser is ultimately responsible for ensuring that the proxies for all accounts that have delegated voting to the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although a majority of proxy proposals are routine and can be voted in accordance with the Adviser’s guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception.

Conflicts of Interest

In order to further mitigate any conflicts of interest Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”). ISS was founded in 1985 and is the world’s leading provider of proxy advisory and corporate governance solutions to financial market participants. ISS’ services include objective proxy research and analysis, end-to-end proxy voting and distribution solutions, turnkey securities class-action claims management, and reliable governance data and modeling tools.

ISS will provide the following services to FPA:

•      Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•      Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•      Provides FPA with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•      Annual analysis and rationale for guideline amendments.

If the Adviser becomes aware that a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

•      Vote in accordance with the ISS recommendation.  To the extent that the Adviser has little or no purpose to deviate from the recommended vote with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

•      Deviate from ISS recommendation.  To the extent that the Adviser deviates from an ISS recommendation with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review proxy proposals for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether a partner of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

Limitations

In certain circumstances where the Adviser becomes aware that it is in the client’s best interest, the Adviser will request that ISS not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser will request ISS to refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

Unsupervised Securities.  The Adviser will not vote unsupervised securities.

Non-Discretionary Accounts.  If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

Foreign Issuers/Non-U.S. proxies. The Adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on the ISS platform (because some issuers do not reimburse custodians for the distribution of proxies.  The Adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

Record Keeping

ISS as a turnkey operation retains records in accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.     these proxy voting policies and procedures, and all amendments thereto;

2.     all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.     a record of all votes cast on behalf of clients;

4.     records of all client requests for proxy voting information;

5.     any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.     all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  ISS on behalf of the Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

Guidelines

Although ISS performs independent research and voting decisions on each proxy issue, the following guidelines were provided by the Adviser to ISS. These may assist clients in understanding generally how votes are cast, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:			Oppose

	a)	Proposals to stagger board members’ terms;
	b)	Proposals to limit the ability of shareholders to call special
		a.	meetings;
	c)	Proposals to require super majority votes;
	d)	Proposals requesting excessive increases in authorized
		a.	common or preferred shares where management provides
		b.	no explanation for the use or need of these additional
		c.	shares;
	e)	Proposals regarding “fair price” provisions;
	f)	Proposals regarding “poison pill” provisions; and
	g)	Permitting “green mail.”

2.	Providing cumulative voting rights			Oppose

3.	“Social issues,” unless specific client guidelines supersede			Oppose

4.	Election of directors recommended by management, except if there is a proxy fight	Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies	Approve

6.	Date and place of annual meeting	Approve

7.	Limitation on charitable contributions or fees paid to lawyers	Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting	Approve

9.	Confidential voting	Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

Notice

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Source Capital, Inc. - President, 11601 Wilshire Blvd., STE 1200, Los Angeles, CA 90025 or Francine S. Hayes, Source Capital, Inc. - Secretary, State Street Bank and Trust Company, One Lincoln Street, SUM703, Boston, MA 02111.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Mark Landecker, Steven Romick and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant.  Thomas H. Atteberry and Abhijeet Patwardhan are primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Atteberry is Vice President and Portfolio Manager of Source Capital, Inc. (the “Fund”) (since December 2015) and a Partner of the Adviser (since October 2006).  Mr. Atteberry is also Vice President (since June 2015) and Portfolio Manager of the FPA New Income, Inc. (since November 2004).

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser.  Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015).  Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002).  Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series of FPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Capital Fund, Inc., FPA Crescent Fund, a series of FPA Funds Trust, FPA International Value Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)  Set forth below is the following information with respect to other accounts managed by Mr. Atteberry, Mr. Landecker, Mr. Patwardhan, Mr. Romick and Mr. Selmo as of December 31, 2016.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Thomas H. Atteberry	Registered Investment Companies:	2	$5,321	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	15	$927	0	$0
Mark Landecker	Registered Investment Companies:	7	$18,676	0	$0
	Other Pooled Investment Vehicles:	10	$1,587	3	$642	*
	Other Accounts:	2	$208	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	2	$5,321	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	15	$927	0	$0
Steven T. Romick	Registered Investment Companies:	7	$18,676	0	$0
	Other Pooled Investment Vehicles:	13	$1,793	6	$848	**
	Other Accounts:	2	$208	0	$0
Brian A. Selmo	Registered Investment Companies:	7	$18,676	0	$0
	Other Pooled Investment Vehicles:	10	$1,299	3	$353	*
	Other Accounts:	2	$208	0	$0

*      Investors in one unregistered fund pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee. Investors in the other two unregistered funds pay a fee of 15% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

**   Three of these are unregistered funds that are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other three unregistered funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the  circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

(a)(3)      Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)      The dollar value of shares of Common Stock of the registrant owned as of December 31, 2016 are set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Thomas H. Atteberry	$10,001-$50,000
Mark Landecker	none
Abhijeet Patwardhan	none
Steven T. Romick	none
Brian A. Selmo	none

(b)           Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors approved a stock repurchase program at a Special Meeting of the Board of Directors on November 16, 2015 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2016.  During the period ended December 31, 2016, the registrant repurchased 14,849 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
7/1/16 – 7/31/16	0	$0.00	0	865,524
8/1/16 – 8/31/16	0	$0.00	0	865,524
9/1/16 – 9/30/16	0	$0.00	0	865,524
10/1/16 – 10/31/16	0	$0.00	0	865,524
11/1/16 – 11/30/16	0	$0.00	0	865,524
12/1/16 – 12/31/016	14,849	$36.18	14,849	864,039

The registrant’s Board of Directors renewed the stock repurchase program at a Regular Meeting of the Board of Directors on November 14, 2016 to repurchase up to 10% of the registrant’s outstanding common stock during the year ending December 31, 2017.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)      The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)      Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 3, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 3, 2017